Exhibit 10.5

            Form of Unconditional Guaranty of Payment and Performance


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                             UNCONDITIONAL GUARANTY
                           OF PAYMENT AND PERFORMANCE


TO:      CNL __________

         1. FOR VALUABLE CONSIDERATION, the undersigned ("Guarantor") unconditionally guarantees and promises to pay to CNL __________, a (State of Registration) (Landlord Entity Type) ("Landlord"), all sums, including without limitation Interim Rent, Annual Rent, Percentage Rent, taxes, insurance premiums, impounds, late charges and interest, damages, costs, fees and all other sums which may at any time be due to Landlord pursuant to the following agreements (the "Documents"):

                  A. Lease Agreement of even date herewith between Landlord and (TENANT NAME), a (State of Incorporation) (Tenant Entity Type)(the "Tenant").

         2. Guarantor hereby further unconditionally guarantees the truth and accuracy of all representations, warranties, and certifications of Tenant, the satisfaction of all conditions by Tenant and the full and timely performance of all obligations to be performed by Tenant under or pursuant to the Documents.

         3. The obligation of Guarantor hereunder is primary, joint and several and independent of the obligation of any and every other guarantor, if any, whether or not such action is brought against Tenant or any other guarantor and whether or not Tenant or any other guarantor be joined in such action or actions. With respect to these persons and the subject matter of any dispute wherein Landlord may be attempting to enforce any of the obligations guaranteed hereby against any other person, party or Guarantor, Guarantor jointly and severally hereby irrevocably consents to the jurisdiction of (i) the state where the real property which is the subject of the Lease Agreement referenced in Paragraph 1.A hereof is located and (ii) any other jurisdiction where Tenant engages in business.

         4. Guarantor authorizes Landlord, without notice or demand and without affecting their liability hereunder, from time to time, to: (a) renew, compromise, extend, accelerate, reduce the amount of, change the time for payment of or otherwise change the terms of the obligations guaranteed hereby;
(b) take and hold security for the payment of this Guaranty or the obligations guaranteed, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as Landlord in its discretion may determine; (d) release or substitute Tenant or any one or more guarantor; and (e) assign this Guaranty in whole or in part.

         5. Guarantor hereby waives the benefit of any defense against the enforcement of this Guaranty against Guarantor or any defense which Tenant might have against Landlord (except such defenses as, by law, cannot be expressly waived), including without limitation: (a) any right to require Landlord to (i) proceed against Tenant, (ii) proceed against or exhaust any security, (iii) proceed against any other guarantor, or (iv) pursue any other remedy in Landlord's power


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whatsoever; (b) any defense arising by reason of any disability or other defense of Tenant or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Tenant; and (c) all rights and/or privileges Guarantor might otherwise have to require Landlord to pursue any other remedy available to Landlord in any particular manner or order under the legal or equitable doctrine or principle of marshalling and/or suretyship and further agree that Landlord may proceed against any or all security in such order and manner as Landlord in its sole discretion may determine.

         6. Guarantor shall have no right of subrogation, and does hereby waive any right to participate in any security now or hereafter held by Landlord. Guarantor hereby waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notice of acceptance of this Guaranty and all other notices whatsoever.

         7. Any indebtedness of Tenant now or hereafter held by any or all Guarantors is hereby subordinated to the indebtedness of Tenant to Landlord. Any such indebtedness of Tenant to Guarantor, if Landlord so requests, shall be collected, enforced and received by Guarantor as trustee for Landlord and be paid over to Landlord on account of the obligations guaranteed hereby, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

         8. It is not necessary for Landlord to inquire into the powers of Tenant or its officers, directors, partners or agents acting or purporting to act on its behalf, and Guarantor shall be liable for the obligations of Tenant in accordance with their terms notwithstanding any lack of authorization or defect in execution or delivery by Tenant.

         9. Guarantor agrees to pay all Landlord's reasonable attorneys' fees and other costs and expenses which may be incurred by Landlord in the enforcement of this Guaranty.

         10. This Guaranty shall apply to the parties hereto and their successors and assigns according to the context hereof and without regard to the number or gender of words or expressions used herein.

         11. Guarantor, jointly and severally, hereby agrees to indemnify and hold harmless Landlord from any loss, cause of action, claim, cost, expense or fee (including but not limited to attorney's fees) suffered or occasioned by the failure of Tenant to satisfy its obligations under the Documents or such other documents contemplated thereby. The obligations of Guarantor under this section shall be independent, primary, joint and several obligations of Guarantor and any other guarantor. The agreement to indemnify Landlord contained in this section shall be enforceable notwithstanding the invalidity or unenforceability of the Documents or such other documents contemplated thereby or any of them or the invalidity or unenforceability of any other section or sections contained herein.



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         IN  WITNESS  WHEREOF,  the  undersigned  Guarantor  has  executed  this
Guaranty this ___ day of ____________, 1998.

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

Signed, sealed and delivered
in the presence of:                           "GUARANTOR"


                                     _____________________, a _____________
                                     corporation



-------------------------            By:
                                           ---------------------------------
Name:
     --------------------
                                     Name:
                                           ---------------------------------

                                     As Its:
                                            --------------------------------


-------------------------

Name:
     --------------------

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[NOTARY ACKNOWLEDGMENT]

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